Financial Statements

(Unaudited)

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

September 30, 2012

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Financial Statements (Unaudited)

September 30, 2012

Special Value Opportunities Fund, LLC (the “Company”) files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A free copy of the Company’s proxy voting guidelines and information regarding how the Company voted proxies relating to portfolio securities during the most recent 12-month period may be obtained without charge on the SEC’s website at http://www.sec.gov, or by calling the Company’s advisor, Tennenbaum Capital Partners, LLC, at (310) 566-1000. Collect calls for this purpose are accepted.

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Portfolio Asset Allocation (Unaudited)

September 30, 2012

Percent of Cash
Industry	and Investments
Activities Related to Credit Intermediation	13.6%
Communications Equipment Manufacturing	11.1%
Wired Telecommunications Carriers	6.2%
Alumina and Aluminum Production and Processing	6.1%
Semiconductor and Other Electronic Component Manufacturing	6.2%
Plastics Product Manufacturing	5.9%
Business Support Services	4.1%
Nonferrous Metal Production and Processing	4.0%
Scheduled Air Transportation	3.2%
Oil and Gas Extraction	3.2%
Metal and Mineral Merchant Wholesalers	2.9%
Specialty Hospitals	2.3%
Gaming Industries	2.2%
Radio and Television Broadcasting	2.0%
Electronic Shopping and Mail-Order Houses	1.8%
Other Financial Investment Activities	1.6%
Iron and Steel Mills and Ferroalloy Manufacturing	1.6%
General Freight Trucking	1.4%
Other Electrical Equipment and Component Manufacturing	1.2%
Aerospace Product and Parts Manufacturing	1.1%
Data Processing, Hosting, and Related Services	0.8%
Depository Credit Intermediation	0.3%
Electric Power Generation, Transmission, and Distribution	0.1%
Home Furnishings Stores	0.1%
Machine Shops; Turned Product; and Screw, Nut and Bolt Manufacturing	0.0%
Other Amusement and Recreation Industries	0.0%
Basic Chemical Manufacturing	0.0%
Cash and Cash Equivalents	17.3%
Total	100.0%

2

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Assets and Liabilities (Unaudited)

September 30, 2012

Assets
Investments, at fair value:
Unaffiliated issuers (cost $331,913,371)	$192,471,665
Controlled companies (cost $152,452,125)	86,969,302
Other affiliates (cost $298,171,689)	260,723,099
Total investments (cost $782,537,185)	540,164,066

Cash and cash equivalents	112,908,984
Accrued interest income:
Unaffiliated issuers	3,569,905
Controlled companies	967,141
Other affiliates	1,658,287
Deferred debt issuance costs	2,098,666
Options (cost $3,825,600)	121,360
Dividend receivable from affiliated issuer	131,839
Other receivables	519,329
Prepaid expenses and other assets	115,283
Total assets	662,254,860

Liabilities
Credit facility payable	208,500,000
Payable for investments purchased	21,547,926
Management and advisory fees payable	978,645
Payable to the Investment Manager	151,552
Interest payable	76,291
Unrealized depreciation on swaps	31,283
Options written (proceeds $1,010,235)	9,840
Accrued expenses and other liabilities	439,087
Total liabilities	231,734,624

Preferred Stock
Series A - E; $25,000/share liquidation preference; 9,520 shares authorized,
no shares issued and outstanding	—
Series S; $1,000/share liquidation preference; 1 share authorized, no shares issued
and outstanding	—
Series Z; $500/share liquidation preference; 400 shares authorized, issued
and outstanding	200,000
Accumulated dividends on Series Z preferred stock	6,227
Total preferred stock	206,227

Net assets applicable to common shareholders	430,314,009

Composition of net assets applicable to common shareholders
Common stock, $0.001 par value, unlimited shares authorized, 36,509.096
shares issued and outstanding	$37
Paid-in capital in excess of par	726,284,507
Accumulated net investment income	1,631,349
Accumulated net realized losses	(52,570,502)
Accumulated net unrealized depreciation	(245,025,155)
Accumulated dividends to preferred shareholders	(6,227)
Net assets applicable to common shareholders	430,314,009

Common stock, NAV per share	$11,786.49

See accompanying notes.
3

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited)

September 30, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (51.25%)
Bank Debt (36.25%) (1)
Aerospace Product and Parts Manufacturing (0.67%)
Hawker Beechcraft, Inc., DIP Term Loan, LIBOR + 8%, 1.75% LIBOR Floor, due 12/15/12	$793,729	$807,533	0.12%
Hawker Beechcraft, Inc., Senior Secured Letters of Credit, LIBOR + 2%,
due 3/26/14 (2)	$104,522	68,462	0.01%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Series A New Term Loan,
LIBOR + 8.5%, 2% LIBOR Floor, due 3/26/14 (2)	$1,836,286	1,314,670	0.20%
Hawker Beechcraft, Inc., Senior Secured 1st Lien Term Loan, LIBOR + 2%,
due 3/26/14 (2)	$3,429,908	2,246,590	0.34%
Total Aerospace Product and Parts Manufacturing		4,437,255

Alumina and Aluminum Production and Processing (5.85%)
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14 (2), (3)	$63,294,168	24,811,314	3.80%
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13 (3)	$1,211,983	1,211,983	0.19%
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13 (3)	$12,117,512	12,117,512	1.86%
Total Alumina and Aluminum Production and Processing		38,140,809

Business Support Services (4.01%)
STG-Fairway Acquisitions, Inc., Senior Secured 2nd Lien Term Loan, 12.5%, due 12/29/15	$27,298,921	26,206,964	4.01%

Communications Equipment Manufacturing (2.88%)
Dialogic Corporation, Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15 (3)	$21,281,372	18,834,014	2.88%

Electronic Shopping and Mail-Order Houses (1.62%)
Shopzilla, Inc., Senior Secured 2nd Lien Term Loan, 13%, due 6/1/14	$10,495,492	10,579,456	1.62%

Iron and Steel Mills and Ferroalloy Manufacturing (1.58%)
Essar Steel Algoma, Inc., Senior Secured Term Loan, LIBOR + 7.5%, 1.25% LIBOR Floor,
due 9/20/14	$10,188,124	10,290,005	1.58%

General Freight Trucking (1.39%)
YRCW Receivables, LLC, Senior Secured 1st Lien Term Loan B, LIBOR + 9.75%,
1.5% LIBOR Floor, due 9/30/14	$9,138,605	9,052,977	1.39%

Other Financial Investment Activities (1.60%)
Marsico Capital Management, Senior Secured 1st Lien Term Loan, LIBOR + 5%,
due 12/31/22	$15,698,578	10,439,554	1.60%

Plastics Product Manufacturing (5.90%)
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/13 (4)	$26,908,097	15,875,777	2.43%
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13 (4)	$21,945,702	21,945,702	3.36%
WinCup, Inc., Equipment Finance Loan, LIBOR +14.5% PIK, due 4/23/14 (4)	$750,717	750,717	0.11%
Total Plastics Product Manufacturing		38,572,196

4

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
	Principal	Fair	Cash and
Investment	Amount	Value	Investments

Debt Investments (continued)
Radio and Television Broadcasting (1.24%)
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15 (3)	$8,855,882	$8,116,416	1.24%

Scheduled Air Transportation (1.94%)
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16 (4)	$5,519,425	6,187,276	0.95%
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16 (4)	$5,708,380	6,479,011	0.99%
Total Scheduled Air Transportation		12,666,287

Semiconductor and Other Electronic Component Manufacturing (5.46%)
Isola USA Corporation, 1st Lien Term Loan, LIBOR + 8%, 2% LIBOR Floor,
due 9/29/15	$31,918,505	31,918,505	4.89%
Isola USA Corporation, Mezzanine Term Loan, 8% Cash + 8% PIK, due 3/29/16	$3,691,972	3,691,972	0.57%
Total Semiconductor and Other Electronic Component Manufacturing		35,610,477

Wired Telecommunications Carriers (2.11%)
Bulgaria Telecom Company AD, 1st Lien Tranche B Term Loan, EURIBOR + 2.75%,
due 8/9/15 - (Bulgaria) (5)	€279,101	215,354	0.03%
Globalive Wireless Management Corp., Senior Secured 1st Lien Term Loan,
EURIBOR + 8.9%, due 10/9/12 - (Canada)	$6,788,468	6,703,612	1.03%
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%,
2% LIBOR Floor, due 4/15/15 (3)	$3,091,665	3,087,800	0.47%
NEF Telecom Company BV, 1st Lien Tranche C Term Loan, EURIBOR + 3.5%,
due 8/9/16 - (Netherlands) (5)	€3,469,261	2,676,882	0.41%
NEF Telecom Company BV, 2nd Lien Tranche D Term Loan, EURIBOR + 5.5%,
due 2/16/17 - (Netherlands) (2), (5)	€7,414,313	1,096,503	0.17%
Total Wired Telecommunications Carriers		13,780,151

Total Bank Debt (Cost $288,565,492)		236,726,561

Other Corporate Debt Securities (15.00%)
Aerospace Product and Parts Manufacturing (0.38%)
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.5%, due 4/1/15 (2)	$10,434,000	1,917,248	0.29%
Hawker Beechcraft, Inc., Senior Unsecured Notes, 8.875%, due 4/1/15 (2)	$3,047,000	559,886	0.09%
Total Aerospace Product and Parts Manufacturing		2,477,134

Gaming Industries (2.19%)
Harrah's Operating Company, Inc., 2nd Priority Secured Notes, 10%, due 12/15/18	$21,538,000	14,281,503	2.19%

Home Furnishings Stores (0.06%)
Linens 'n Things, Inc., Senior Secured Notes, LIBOR + 5.625%, due 1/15/14 (2)	$6,591,000	444,893	0.06%

Metal and Mineral Merchant Wholesalers (2.89%)
Edgen Murray Corporation, Senior Secured Notes, 12.25%, due 1/15/15	$17,552,000	18,868,400	2.89%

5

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2012

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Debt Investments (continued)
Nonferrous Metal Production and Processing (3.96%)
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK,
due 4/15/15 (3), (6)	$15,000,000	$15,825,000	2.42%
International Wire Group Holdings, Inc., Senior Secured Notes, 8.5%, due 10/15/17 (3), (6)	$10,000,000	10,037,500	1.54%
Total Nonferrous Metal Production and Processing		25,862,500

Oil and Gas Extraction (2.33%)
Geokinetics Holdings, Inc., Senior Secured Notes, 9.75%, due 12/15/14	$1,881,000	832,972	0.13%
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16 (4), (6)	$13,340,000	14,340,500	2.20%
Total Oil and Gas Extraction		15,173,472

Plastics Product Manufacturing (0.01%)
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%,
due 9/15/09 (2), (3), (6)	$16,527,000	71,066	0.01%

Radio and Television Broadcasting (0.78%)
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (144A) (6)	$5,376,000	5,080,320	0.78%

Specialty Hospitals (2.30%)
Radiation Therapy Services, Inc., Senior Subordinated Notes, 9.875%, due 4/15/17	$20,258,000	14,990,920	2.30%

Wired Telecommunications Carriers (0.10%)
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17 - (Netherlands) (2), (5), (6)	$35,215,978	679,316	0.10%

Total Other Corporate Debt Securities (Cost $171,986,582)		97,929,524

Total Debt Investments (Cost $460,552,074)		334,656,085

Equity Securities (31.45%)
Activities Related to Credit Intermediation (13.59%)
Online Resources Corporation, Common Stock (2), (3)	1,302,445	3,816,164	0.58%
Online Resources Corporation, Series A-1 Convertible Preferred Stock (2), (3), (6)	52,744,807	84,971,884	13.01%
Total Activities Related to Credit Intermediation		88,788,048

Alumina and Aluminum Production and Processing (0.28%)
Revere Holdings, Inc., Class A Common Shares (2), (3), (6)	90	—	—
Revere Holdings, Inc., Class B Common Shares (2), (3), (6)	6,940	—	—
Revere Leasing, LLC, Class A Units (2), (3), (6)	90	23,716	—
Revere Leasing, LLC, Class B Units (2), (3), (6)	6,940	1,830,410	0.28%
Total Alumina and Aluminum Production and Processing		1,854,126

Basic Chemical Manufacturing (0.00%)
Hawkeye Renewables, LLC, Class C Units (2), (6)	369	1,476	—

Business Support Services (0.05%)
STG-Fairway Holdings, LLC, Class A Units (2), (6)	112,648	328,932	0.05%

Communications Equipment Manufacturing (8.16%)
Dialogic, Inc., Common Stock (2), (3), (6)	2,647,822	6,672,511	1.02%
Dialogic, Inc., Warrants to Purchase Common Stock (2), (3), (6)	1,181,484	1,617,812	0.25%
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares - (Luxembourg) (2), (3), (5), (6)	276,043	7,396,061	1.13%
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates
- (Luxembourg) (3), (5), (6)	27,328,261	37,642,007	5.76%
Total Communications Equipment Manufacturing		53,328,391

6

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2012

Showing Percentage of Total Cash and Investments of the Company

			Percent of
		Fair	Cash and
Investment	Shares	Value	Investments

Equity Securities (continued)
Data Processing, Hosting, and Related Services (0.84%)
GXS Holdings, Inc., Common Stock (2), (6)	1,162,264	$116	—
GXS Holdings, Inc., Series A Preferred Stock (2), (6)	22,038	5,529,884	0.84%
Total Data Processing, Hosting, and Related Services		5,530,000

Depository Credit Intermediation (0.27%)
Doral Financial Corporation, Common Stock (2)	1,849,598	1,739,917	0.27%

Electric Power Generation, Transmission, and Distribution (0.11%)
La Paloma Generating Company, Residual Bank Debt Claim (2), (6)	2,645,152	74,064	0.01%
Mach Gen, LLC, Common Units (2), (6)	8,012	660,990	0.10%
Total Electric Power Generation, Transmission, and Distribution		735,054

Electronic Shopping and Mail-Order Houses (0.17%)
Shop Holding, LLC, Class A Units (2), (6)	415,477	846,989	0.13%
Shop Holding, LLC, Warrants to Purchase Class A Units (2), (6)	276,985	287,708	0.04%
Total Electronic Shopping and Mail-Order Houses		1,134,697

Machine Shops; Turned Product; and Screw, Nut, and Bolt Manufacturing (0.00%)
Precision Holdings, LLC, Class C Membership Interests (2), (6)	48	26,852	—

Oil and Gas Extraction (0.89%)
Woodbine Intermediate Holdings, LLC, Membership Units (2), (4), (6)	303	5,786,228	0.89%

Other Amusement and Recreation Industries (0.00%)
Bally Total Fitness Holding Corporation, Common Stock (2), (6)	5,080	23,724	—
Bally Total Fitness Holding Corporation, Warrants (2), (6)	9,162	1	—
Total Other Amusement and Recreation Industries		23,725

Other Electrical Equipment and Component Manufacturing (1.17%)
EPMC HoldCo, LLC, Membership Units (4), (6)	2,561,000	7,606,170	1.17%

Other Financial Investment Activities (0.03%)
Marsico Holdings, LLC, Common Interest Units (2), (6)	233,889	175,416	0.03%

Plastics Product Manufacturing (0.00%)
WinCup, Inc., Common Stock (2), (4), (6)	73,517,938	—	—

Radio and Television Broadcasting (0.00%)
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock (2), (3), (6)	3,574,750	—	—
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock (2), (3), (6)	1,131,531	—	—
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock (2), (3), (6)	1,232,883	—	—
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock (2), (3), (6)	706,660	—	—
Total Radio and Television Broadcasting		—

Scheduled Air Transportation (1.22%)
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company) (4), (6)	405	4,006,452	0.61%
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company) (4), (6)	393	3,991,469	0.61%
Total Scheduled Air Transportation		7,997,921

Semiconductor and Other Electronic Component Manufacturing (0.70%)
TPG Hattrick Holdco, LLC, Common Units (2), (6)	4,550,676	4,550,676	0.70%

7

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Investments (Unaudited) (Continued)

September 30, 2012

Showing Percentage of Total Cash and Investments of the Company

	Principal		Percent of
	Amount	Fair	Cash and
Investment	or Shares	Value	Investments

Equity Securities (continued)
Wired Telecommunications Carriers (3.97%)
Hawaiian Telcom Holdco, Inc., Common Stock (2)	183,893	$3,260,423	0.50%
Integra Telecom, Inc., Common Stock (2), (3), (6)	5,728,661	22,639,929	3.47%
Integra Telecom, Inc., Warrants (2), (3), (6)	2,272,561	—	—
NEF Kamchia Co-Investment Fund, LP Interest - (Cayman Islands) (2), (5), (6)	4,215,000	—	—
Total Wired Telecommunications Carriers		25,900,352

Total Equity Securities (Cost $321,985,111)		205,507,981

Total Investments (Cost $782,718,092) (7)		540,164,066

Cash and Cash Equivalents (17.30%)
Wells Fargo & Company, Overnight Repurchase Agreement, 0.09%,
Collateralized by Federal Home Loan Bank Bonds	$25,000,000	25,000,000	3.83%
Union Bank of California, Commercial Paper, 0.10%, due 7/2/12	$25,000,000	25,000,000	3.83%
General Electric Capital Corporation, Commercial Paper, 0.06%, due 10/15/12	$24,000,000	23,999,440	3.67%
Cash Denominated in Foreign Currencies	€244,778	314,837	0.05%
Cash Held on Account at Various Institutions (8)	$38,594,707	38,594,707	5.92%
Total Cash and Cash Equivalents		112,908,984

Total Cash and Investments		$653,073,050	100.00%

Notes to Statement of Investments

(1)	Investments in bank debt generally are bought and sold among institutional investors in transactions not subject to registration under the Securities Act of 1933. Such transactions are generally subject to contractual restrictions, such as approval of the agent or borrower.

(2)	Non-income producing security.

(3)	Non-controlled affiliate – as defined under the Investment Company Act of 1940 (ownership of between 5% and 25% of the outstanding voting securities of this issuer).

(4)	Controlled issuer – as defined under the Investment Company Act of 1940 (ownership of more than 25% of the outstanding voting securities of this issuer).

(5)	Principal or shares amount denominated in foreign currency. Cost and fair value converted to U.S. dollars.

(6)	Restricted security.

(7)	Includes investments with an aggregate market value of $9,366,164 that have been segregated to collateralize certain unfunded commitments.

(8)	Includes $151,000 posted as collateral against swaps.

Aggregate purchases and aggregate sales of investments, other than government securities, totaled $86,122,863 and $107,870,843, respectively for the nine months ended September 30, 2012. Aggregate purchases includes investment assets received as payment in kind.  Aggregate sales includes principal paydowns on debt investments. The total value of restricted securities and bank debt as of September 30, 2012 was $474,563,001, or 72.71% of total cash and investments of the Company.

Derivative instruments at September 30, 2012 were as follows:

	Contracts or
Instrument	Notional Amount	Fair Value

Call Options on Light Crude Oil Futures, $110, Expiring 11/13/12	328,000	$121,360
Call Options Written on Light Crude Oil Futures, $150, Expiring 11/13/12	(328,000)	(9,840)
Euro/US Dollar Cross-Currency Basis Swap, Pay Euros / Receive USD, Expiring 2/5/13	$3,094,272	(31,283)

See accompanying notes.
8

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Operations (Unaudited)

Nine Months Ended September 30, 2012

Investment income
Interest income:
Unaffiliated issuers	$19,628,668
Controlled companies	6,624,082
Other affiliates	5,949,070
Dividend income:
Other affiliates	608,493
Other income:
Unaffiliated issuers	2,740
Controlled companies	403,824
Other affiliates	205,313
Total investment income	33,422,190

Operating expenses
Management and advisory fees	8,883,680
Interest expense	3,276,019
Commitment fees	1,160,978
Amortization of deferred debt issuance costs	1,222,031
Legal fees, professional fees, and due diligence expenses	276,037
Director fees	182,250
Insurance expense	124,417
Custody fees	83,316
Other operating expenses	693,980
Total expenses	15,902,708

Net investment income	17,519,482

Net realized and unrealized gain (loss) on investments and foreign currency
Net realized gain on investments in unaffiliated issuers	11,167,768
Net change in net unrealized depreciation	(21,309,038)
Net realized and unrealized loss	(10,141,270)

Net change in reserve for distributions to preferred shareholders	(6,006)

Net increase in net assets applicable to common shareholders
resulting from operations	$7,372,206

See accompanying notes.

9

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statements of Changes in Net Assets

	Nine Months Ended
	September 30, 2012	Year Ended
	(Unaudited)	December 31, 2011

Net assets applicable to common shareholders, beginning of period	$467,741,803	$590,553,515

Net investment income	17,519,482	45,627,208
Net realized gain on investments	11,167,768	14,759,907
Net change in net unrealized depreciation	(21,309,038)	(136,190,827)
Distributions to preferred shareholders from net investment income	—	(15,780)
Net change in reserve for distributions to preferred shareholders	(6,006)	7,780
Net increase (decrease) in net assets applicable to common shareholders
resulting from operations	7,372,206	(75,811,712)

Distributions to common shareholders from:
Net investment income	(15,500,000)	(47,000,000)
Returns of capital	(29,300,000)	—
Total distributions to common shareholders	(44,800,000)	(47,000,000)

Net assets applicable to common shareholders, end of period (including accumulated net investment income of $1,631,349 and distributions in
excess of net investment income of $388,133, respectively)	$430,314,009	$467,741,803

See accompanying notes.

10

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Statement of Cash Flows (Unaudited)

Nine Months Ended September 30, 2012

Operating activities
Net increase in net assets applicable to common shareholders
resulting from operations	$7,372,206
Adjustments to reconcile net decrease in net assets applicable to common shareholders resulting from operations to net cash provided by operating activities:
Net realized gain	(11,167,768)
Net change in net unrealized depreciation on investments	21,080,068
Net change in reserve for distributions to preferred shareholders	6,006
Accretion of original issue discount	(464,504)
Net accretion of market discount/premium	(1,054,518)
Interest and dividend income paid in kind	(8,259,132)
Amortization of deferred debt issuance costs	1,222,031
Changes in assets and liabilities:
Purchases of investments	(77,863,731)
Proceeds from sales, maturities and paydowns of investments	107,870,843
Decrease in accrued interest income - unaffiliated issuers	846,452
Increase in accrued interest income - controlled companies	(640,638)
Increase in accrued interest income - other affiliates	(985,115)
Increase in dividend receivable from affiliated issuer	(25,482)
Increase in other receivables	(171,544)
Increase in prepaid expenses and other assets	(46,626)
Increase in payable for investments purchased	21,176,485
Decrease in management and advisory fees payable	(11,980)
Decrease in interest payable	(212,656)
Decrease in payable to the Investment Manager	(178,226)
Decrease in accrued expenses and other liabilities	(901,971)
Net cash provided by operating activities	57,590,200

Financing activities
Proceeds from draws on credit facility	334,000,000
Principal repayments on credit facility	(292,500,000)
Distributions paid to common shareholders	(57,300,000)
Net cash used in financing activities	(15,800,000)

Net increase in cash and cash equivalents	41,790,200
Cash and cash equivalents at beginning of period	71,118,784
Cash and cash equivalents at end of period	$112,908,984

Supplemental disclosures
Interest payments	$3,488,675

See accompanying notes.

11

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited)

September 30, 2012

1. Organization and Nature of Operations

Special Value Opportunities Fund, LLC (the “Company”), a Delaware limited liability company, is registered as a nondiversified, closed-end management investment company under the Investment Company Act of 1940 (the “1940 Act”). The Company has elected to be treated as a regulated investment company (“RIC”) for U.S. federal income tax purposes. The Company will not be taxed on its income to the extent that it distributes such income each year and satisfies other applicable income tax requirements.

The Certificate of Formation of the Company was filed with the Delaware Secretary of State on February 18, 2004. Investment operations commenced and initial funding was received on July 13, 2004. The Company was formed to acquire a portfolio of investments consisting primarily of bank loans, distressed debt, stressed high yield debt, mezzanine investments and public equities. The stated objective of the Company is to generate current income as well as long-term capital appreciation using a leveraged capital structure.

Tennenbaum Capital Partners, LLC (“TCP”) serves as the Investment Manager of the Company. Babson Capital Management LLC serves as Co-Manager. Company management consists of the Investment Manager and the Board of Directors. The Investment Manager directs and executes the day-to-day operations of the Company, subject to oversight from the Board of Directors, which sets the broad policies for the Company. The Board of Directors consists of four persons, three of whom are independent. If the Company has preferred shares outstanding, as it currently does, the holders of the preferred shares voting separately as a class will be entitled to elect two of the directors. The remaining directors will be subject to election by holders of the common shares and preferred shares voting together as a single class.

Company Structure

As of September 30, 2012, total maximum capitalization of the Company was $939.7 million, consisting of $711 million of committed common equity, $228.5 million under a senior secured revolving credit and term loan facility (the “Senior Facility”), and $200,000 of Series Z Preferred Stock. The contributed investor capital and the amount drawn under the Senior Facility are to be used to purchase Company investments and to pay certain fees and expenses of the Company. Most of the cash and investments of the Company are included in the collateral for the Senior Facility.

The Company will liquidate and distribute its assets and will be dissolved on July 13, 2014, subject to up to two one-year extensions if requested by the Investment Manager and approved by a majority of the Company’s equity interests.

12

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

2. Summary of Significant Accounting Policies

Basis of Presentation

The financial statements of the Company have been prepared in accordance with accounting principles generally accepted in the United States (“GAAP”). The following is a summary of the significant accounting policies of the Company.

Use of Estimates

The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements as well as the reported amounts of revenues and expenses during the reporting period. Although management believes these estimates and assumptions to be reasonable, actual results could differ from those estimates.

Investment Valuation

Management values investments held by the Company at fair value based upon the principles and methods of valuation set forth in policies adopted by the Company’s Board of Directors and in conformity with procedures set forth in the Senior Facility. Fair value is generally defined as the amount for which an investment would be sold in an orderly transaction between market participants at the measurement date.

Investments listed on a recognized exchange or market quotation system, whether U.S. or foreign, are valued for financial reporting purposes as of the last business day of the reporting period using the closing price on the date of valuation. Liquid investments not listed on a recognized exchange or market quotation system are priced by a nationally recognized pricing service or by using quotations from broker-dealers. Investments not priced by a pricing service or for which market quotations are either not readily available or are determined to be unreliable are valued by independent valuation services or, for investments aggregating less than 5% of the total capitalization of the Company, by the Investment Manager.

Fair valuations of investments are determined under guidelines adopted by the Board of Directors and are subject to their approval. Generally, to increase objectivity in valuing the Company’s investments, the Investment Manager will utilize external measures of value, such as public markets or third-party transactions, whenever possible. The Investment Manager’s valuation is not based on long-term work-out value, immediate liquidation value, nor incremental value for potential changes that may take place in the future. The values assigned to investments that are valued by the Investment Manager are based on available information and do not necessarily represent amounts that might ultimately be realized, as these amounts depend on future circumstances and cannot reasonably be determined until the individual investments are

13

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

2. Summary of Significant Accounting Policies (continued)

actually liquidated. The foregoing policies apply to all investments, including those in companies and groups of affiliated companies aggregating more than 5% of the Company’s assets.

Fair valuations of investments in each asset class are determined using one or more methodologies including the market approach, income approach, or, in the case of recent investments, the cost approach, as appropriate. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable assets. The income approach uses valuation techniques to convert future amounts (for example, cash flows or earnings) to a single present amount (discounted). The measurement is based on the value indicated by current market expectations about those future amounts. In following these approaches, the types of factors that may be taken into account include, as relevant: available current market data, including relevant and applicable market trading and transaction comparables, applicable market yields and multiples, security covenants, call protection provisions, information rights, the nature and realizable value of any collateral, the portfolio company’s ability to make payments, its earnings and discounted cash flows, the markets in which the portfolio company does business, comparisons of financial ratios of peer companies that are public, M&A comparables, our principal market and enterprise values, among other factors.

The ranges of unobservable inputs used in the fair value measurement of the Company’s Level 3 investments as of September 30, 2012 were as follows:

	Valuation Technique	Unobservable Input	Range
Bank debt	Market comparable companies Market rate approach	EBITDA multiples Market interest rate	4.7x to 6.5x 5.8% to 16.4%
Other corporate debt	Market comparable companies	EBITDA multiples	5.0x to 5.0x
Equity	Market comparable companies Market rate approach	EBITDA multiples Market interest rate	4.7x to 9.5x 7.0% to 13.0%

Significant increases or decreases in any of the above inputs in isolation would result in a significantly lower or higher fair value measurement.

Investments of the Company may be categorized based on the types of inputs used in valuing such assets. The level in the GAAP valuation hierarchy in which an investment falls is based on the lowest level input that is significant to the valuation of the investment in its entirety. Transfers between levels are recognized as of the beginning of the reporting period.

14

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

2. Summary of Significant Accounting Policies (continued)

At September 30, 2012, the investments of the Company were categorized as follows:

Level	Basis for Determining Fair Value	Bank Debt	Other Corporate Debt	Equity Securities
1	Quoted prices in active markets for identical assets	$—	$14,281,503	$15,489,015
2	Other observable market inputs*	16,793,386	82,897,639	5,786,228
3	Independent third-party pricing sources that employ significant unobservable inputs	215,220,798	679,316	172,171,820
3	Internal valuations with significant unobservable inputs	4,903,955	71,066	12,060,918
Total		$236,726,561	$97,929,524	$205,507,981

* E.g., quoted prices in inactive markets or quotes for comparable investments

Changes in investments categorized as Level 3 during the nine months ended September 30, 2012 were as follows:

	Independent Third-Party Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$238,262,726	$2,282,171	$190,535,654
Net realized and unrealized gains (losses)	(4,125,649)	(1,602,855)	(5,737,526)
Acquisitions	42,889,985	11,615,800	2,047,473
Dispositions	(73,409,517)	(11,615,800)	(14,673,781)
Transfers into Level 3†	2,390,949	—	—
Ending balance	$215,220,798	$679,316	$172,171,820

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$(3,112,416)	$(1,602,855)	$(5,058,114)

† Comprised of one investment that transferred into Level 3 due to reduced trading volumes.

15

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

2. Summary of Significant Accounting Policies (continued)

Changes in investments categorized as Level 3 during the nine months ended September 30, 2012 were as follows:

	Investment Manager Valuation
	Bank Debt	Other Corporate Debt	Equity Securities
Beginning balance	$4,765,711	$231,378	$14,596,765
Net realized and unrealized gains (losses)	—	(160,312)	(408,309)
Acquisitions	212,573	—	—
Dispositions	—	—	(2,201,867)
Reclassifications within Level 3‡	(74,329)	—	74,329
Ending balance	$4,903,955	$71,066	$12,060,918

Net change in unrealized gains (losses) during the period on investments still held at period end (included in net realized and unrealized gains/losses, above)	$—	$(160,312)	$(408,309)

‡ Comprised of claims in the liquidation of a portfolio company that were reclassified to equity.

Investment Transactions

The Company records investment transactions on the trade date, except for private transactions that have conditions to closing, which are recorded on the closing date. The cost of investments purchased is based upon the purchase price plus those professional fees which are specifically identifiable to the investment transaction. Realized gains and losses on investments are recorded based on the specific identification method, which typically allocates the highest cost inventory to the basis of the investments sold.

Cash and Cash Equivalents

Cash consists of amounts held in accounts with brokerage firms and the custodian bank. Cash equivalents consist of highly liquid investments with an original maturity of three months or less.

Repurchase Agreements

In connection with transactions in repurchase agreements, it is the Company’s policy that its custodian take possession of the underlying collateral, the fair value of which is required to exceed the principal amount of the repurchase transaction, including accrued interest, at all times. If the seller defaults, and the fair value of the collateral declines, realization of the collateral by the Company may be delayed or limited.

16

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

2. Summary of Significant Accounting Policies (continued)

Restricted Investments

The Company may invest without limitation in instruments that are subject to legal or contractual restrictions on resale. These investments generally may be resold to institutional investors in transactions exempt from registration or to the public if the securities are registered. Disposal of these investments may involve time-consuming negotiations and additional expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted investments is included at the end of the Statement of Investments. Restricted investments, including any restricted investments in affiliates, are valued in accordance with the investment valuation policies discussed above.

Foreign Investments

The Company may invest in instruments traded in foreign countries and denominated in foreign currencies. At September 30, 2012, the Company had foreign currency denominated investments with an aggregate market value of approximately 9.2% of the Company’s total investments. Such positions were converted at the closing rate in effect at September 30, 2012 and reported in U.S. dollars. Purchases and sales of investments and income and expense items denominated in foreign currencies, when they occur, are translated into U.S. dollars on the respective dates of such transactions. Realized or unrealized gains and losses from investments resulting from changes in foreign exchange rates are included in the Statement of Operations with realized or unrealized gains and losses resulting from changes in the market prices of such investments.

Investments in foreign companies and securities of foreign governments may involve special risks and considerations not typically associated with investing in U.S. companies and securities of the U.S. government. These risks include, among other things, revaluation of currencies, less reliable information about issuers, different transactions clearance and settlement practices, and potential future adverse political and economic developments. Moreover, investments in foreign companies and securities of foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the U.S. government.

Derivatives

In order to mitigate certain currency exchange and interest rate risks associated with foreign currency denominated investments, the Company has entered into certain swap and forward exchange transactions. The Company also acquired or wrote certain commodity options to mitigate the effect of fluctuations in commodity prices on certain of the Company’s investments. The Company recognizes all derivatives as either assets or liabilities in the Statement of Assets and Liabilities. The transactions entered into are accounted for using the mark-to-market method with the resulting change in fair value recognized in earnings for the current period. Risks may

17

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

2. Summary of Significant Accounting Policies (continued)

arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in interest rates, commodity prices, or the value of foreign currency relative to the U.S. dollar.

All gains and losses from derivative transactions during the nine months ended September 30, 2012 were included in net realized and unrealized gain or loss on investments in the Statement of Operations as follows:

Instrument	Realized	Unrealized
Cross-currency basis swap	$1,006,163	$(719,539)
Crude oil options	(1,545,279)	(285,461)
Foreign currency forward exchange contract	(81,159)	—

Valuations of all swaps and option contracts held at September 30, 2012 were determined using observable market inputs other than quoted prices in active markets for identical assets, and, accordingly, may be classified as Level 2 in the GAAP valuation hierarchy.

Debt Issuance Costs

Costs incurred in connection with the amendment of the Senior Facility, plus unamortized debt costs on the date of the amendment, totaled approximately $5.8 million. These costs are being deferred and amortized on a straight-line basis through the scheduled maturity of the Senior Facility on July 1, 2014, adjusting for scheduled decreases in the size of the Senior Facility over its remaining life. The impact of utilizing this method versus the effective-interest method is not material to the Company’s operations.

Purchase Discounts

The majority of the Company’s high yield and distressed debt investments are purchased at a considerable discount to par as a result of the underlying credit risks and financial results of the issuer and by general market factors that influence the financial markets as a whole. GAAP generally requires that discounts on the acquisition of corporate (investment grade) bonds, municipal bonds and treasury bonds be amortized using the effective-interest or constant-yield method. However, GAAP also requires the Company to consider the collectibility of interest when making accruals. Accordingly, when accounting for purchase discounts, the Company recognizes discount accretion income when it is probable that such amounts will be collected and when such amounts can be estimated.

18

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

2. Summary of Significant Accounting Policies (continued)

Income Taxes

The Company intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all federal income taxes. Accordingly, no provision for income taxes is required in the financial statements. As of September 30, 2012, all tax years since January 1, 2009 remain subject to examination by federal tax authorities. No such examinations are currently pending.

Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Capital accounts within the financial statements are adjusted at year end for any permanent book and tax differences. These adjustments have no impact on net assets or the results of operations. Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains and losses on certain investment transactions and will reverse in subsequent periods.

Cost and unrealized appreciation (depreciation) for U.S. federal income tax purposes of the investments (including derivatives) of the Company at September 30, 2012 were as follows:

Unrealized appreciation	$94,718,506
Unrealized depreciation	(339,826,753)
Net unrealized depreciation	(245,108,247)

Cost	785,352,551

New Accounting Guidance

In May 2011, the Financial Accounting Standards Board (the “FASB”) issued Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”).  ASU 2011-04 was issued to converge guidance from the FASB and the International Accounting Standards Board on measuring fair value and for disclosing information about fair value measurements.  The changes include a consistent definition of the term “fair value” and enhanced disclosure requirements for investments that do not have readily determinable fair values, such as additional quantitative information about significant unobservable inputs and a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs.  The provisions of ASU 2011-04 were effective for the Company on January 1, 2012.  The Company’s adoption of ASU 2011-04 resulted in increased disclosures around fair value but did not impact the measurement of fair value of the Company’s investments.

19

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

3. Distributions and Performance Fees

As a performance fee, the Investment Manager receives an amount equal to 20% of distributions of net income and gain (gross of performance fees) after cumulative distributions to common shareholders have been made in an amount equal to an 8% annual weighted-average return on common shareholders’ undistributed contributed equity (the “Hurdle”). After the Hurdle is met, the Investment Manager also receives a catch-up payment until its cumulative performance fee payments equal 20% of cumulative income and gain distributions (gross of performance fees). Performance fees are accrued in a consistent manner, based on cumulative net income or loss and realized and unrealized gains or losses. As of September 30, 2012, the Hurdle exceeded the cumulative performance of the fund; accordingly, no liability for accrued but unpaid performance fees was recorded.

Distributions paid to shareholders are generally based on the taxable earnings of the Company, which may differ from earnings for financial reporting purposes, and are recorded on the ex-dividend date. The timing of distributions is determined by the Board of Directors, which has provided the Investment Manager with certain criteria for such distributions. Any net long-term capital gains are distributed at least annually. As of September 30, 2012, the Company had declared $426,600,000 in distributions to common shareholders since inception.

4. Management and Advisory Fees and Other Expenses

The Company incurs an annual management and advisory fee, payable to the Investment Manager monthly in arrears, equal to 1.25% of the sum of the total common shareholder commitments and the maximum commitment under the Senior Facility. In addition to the management fee, the Investment Manager is entitled to a performance fee as discussed in Note 3 above. As compensation for its services, the Co-Manager receives a portion of the management and performance fees paid to the Investment Manager.

The Company pays all expenses incurred in connection with the business of the Company, including fees and expenses of outside contracted services, such as custodian, trustee, administrative, legal, audit and tax preparation fees, costs of valuing investments, insurance costs, brokers’ and finders’ fees relating to investments, and any other transaction costs associated with the purchase and sale of investments of the Company.

5. Senior Secured Revolving Credit Facility

The Company’s Senior Facility is comprised of a revolving credit facility of $165 million and a $63.5 million term loan. On July 12, 2012, the Company paid off $11.5 million of the outstanding term loan balance, permanently reducing the term loan to $63.5 million. The Senior

20

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

5. Senior Secured Revolving Credit Facility (continued)

Facility matures on July 1, 2014, subject to extension by the lenders for one year at the request of the Company. Amounts borrowed under the Senior Facility bear interest at an annual rate of 3.5% plus LIBOR, EURIBOR, or the federal funds rate, or 3% plus a specified prime lending rate, and are subject to certain collateral requirements. The Company also pays 1.25% per year on the undrawn portions of the Senior Facility. The weighted-average interest rate on outstanding borrowings at September 30, 2012 was 3.71%. The Senior Facility may be terminated, and any outstanding amounts thereunder may become due and payable, should the Company fail to satisfy certain financial or other covenants. As of September 30, 2012, the Company was in full compliance with such covenants.

6. Commitments, Concentration of Credit Risk and Off-Balance Sheet Risk

The Company conducts business with brokers and dealers that are primarily headquartered in New York and Los Angeles, and are members of the major securities exchanges. Banking activities are conducted with a firm headquartered in the New York area.

In the normal course of business, the Company’s investment activities involve executions, settlement and financing of various investment transactions resulting in receivables from, and payables to, brokers, dealers and the Company’s custodian. These activities may expose the Company to risk in the event such parties are unable to fulfill contractual obligations. Management does not anticipate any material losses from counterparties with whom it conducts business.

The Statement of Investments includes certain revolving loan facilities held by the Company with aggregate unfunded balances of approximately $8.8 million at September 30, 2012. These instruments are reflected at fair value and may be drawn up to the principal amount shown. In August of 2008, the Company agreed to guarantee certain obligations of an affiliated portfolio company and certain of its affiliates up to an aggregate amount of approximately $3.5 million. This amount was increased to approximately $7 million in November of 2008. The guaranty may be terminated by the Company at any time subject to certain conditions. The Company expects the risk of loss from the guaranty to be remote.

Consistent with standard business practice, the Company enters into contracts that contain a variety of indemnifications, and is engaged from time to time in various legal actions. The Company’s maximum exposure under these arrangements and activities is unknown. However, the Company expects the risk of material loss to be remote.

21

Special Value Opportunities Fund, LLC

(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

7. Related Parties

The Company, the Investment Manager, and their members and affiliates may be considered related parties. From time to time, the Investment Manager advances payments to third parties on behalf of the Company and receives reimbursement from the Company. At September 30, 2012, such reimbursable amounts totaled $151,552, as reflected in the Statement of Assets and Liabilities.

8. Preferred Capital

Series A-E

Prior to the amendment of the Senior Facility on July 22, 2010, the Company had 3,322 shares of Series A-E preferred equity outstanding with a liquidation preference of $25,000 per share plus an amount equal to accumulated but unpaid dividends upon liquidation.  In connection with the Senior Facility amendment, the remaining outstanding shares were redeemed.

Series S

The Company had issued, at inception, one share of its Series S preferred shares to SVOF/MM, LLC, having a liquidation preference of $1,000 plus accumulated but unpaid dividends. SVOF/MM, LLC is controlled by the Investment Manager and owned substantially entirely by the Investment Manager and certain affiliates. In 2005, the Series S preferred share was retired and assumed the status of an authorized but unissued share. Prior to retirement, the Series S preferred shareholder was entitled to receive, as dividends, the amount of the performance allocation pursuant to Note 3, above, which is now payable to the Investment Manager as a performance fee which reduces operating income as reflected in the Statement of Operations. The retirement of the Series S preferred share had no impact on any shareholder other than the Series S preferred shareholder.

Series Z

The Company has 400 shares of Series Z preferred equity outstanding, each having a liquidation preference of $500 plus accumulated but unpaid dividends and paying dividends at an annual rate equal to 4% of the liquidation preference. The Series Z preferred shares are redeemable at any time at the option of the Company and may only be transferred with the consent of the Company.

22

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

9. Financial Highlights

	Nine Months
	Ended
	September 30, 2012	Year Ended December 31,
	(Unaudited)	2011	2010	2009	2008

Per Common Share(1)
Net asset value, beginning of period	$12,811.65	$16,175.52	$16,001.18	$13,332.48	$18,328.49

Investment operations:
Net investment income	479.87	1,249.75	1,341.83	878.33	1,480.42
Net realized and unrealized gain (loss)	(277.77)	(3,326.05)	232.19	3,355.18	(8,001.48)
Gain on retirement of Series A - E
preferred shares	—	—	—	—	2,259.64
Distributions to preferred shareholders from:
Net investment income	—	(0.43)	(46.33)	(77.93)	(414.14)
Net change in reserve for distributions
to preferred shareholders	(0.17)	0.21	2.48	0.42	63.02
Total from investment operations	201.93	(2,076.52)	1,530.17	4,156.00	(4,612.54)

Distributions to common shareholders from:
Net investment income	(424.55)	(1,287.35)	(1,355.83)	(1,487.30)	(383.47)
Returns of capital	(802.54)	—	—	—	—
Total distributions to common shareholders	(1,227.09)	(1,287.35)	(1,355.83)	(1,487.30)	(383.47)

Net asset value, end of period	$11,786.49	$12,811.65	$16,175.52	$16,001.18	$13,332.48

Return on invested assets (2), (6)	3.8%	(8.1)%	11.1%	26.0%	(19.6)%

Gross return to common shareholders (6)	1.3%	(13.3)%	9.9%	31.9%	(25.4)%
Less: performance fee (6)	—	—	—	—	—
Return to common shareholders (3), (6)	1.3%	(13.3)%	9.9%	31.9%	(25.4)%

Ratios to average common equity: (4), (7)
Net investment income	5.0%	8.4%	8.4%	6.2%	9.4%
Expenses (before performance fees)	4.5%	4.5%	3.8%	4.9%	6.5%
Expenses (including performance fees)	4.5%	4.5%	3.8%	4.9%	6.5%

Ending net assets applicable to common
Shareholders	$430,314,009	$467,741,803	$590,553,515	$584,188,788	$486,756,704
Portfolio turnover rate (6)	15.5%	23.3%	31.5%	16.6%	22.4%
Weighted-average debt outstanding	$114,295,649	$192,128,767	$124,386,301	$184,076,712	$271,734,973
Weighted-average interest rate	3.8%	3.7%	3.2%	2.8%	3.5%
Weighted-average number of shares	36,509	36,509	36,509	36,509	36,509
Average debt per share	$3,130.61	$5,262.49	$3,406.99	$5,041.94	$7,442.94

Annualized Inception-to-Date Performance Data as of September 30, 2012
Return on invested assets (2)	8.3%
Internal rate of return (5)	3.7%

23

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Notes to Financial Statements (Unaudited) (Continued)

September 30, 2012

9. Financial Highlights (continued)

(1)	Per share changes in net asset value are computed based on the actual number of shares outstanding during the time in which such activity occurred.

(2)	Return on invested assets is a time-weighted, geometrically linked rate of return and excludes cash and cash equivalents.

(3)	Returns (net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees) calculated on a monthly geometrically linked, time-weighted basis.

(4)	These ratios included interest expense but do not reflect the effect of dividend payments to preferred shareholders.

(5)	Net of dividends to preferred shareholders and fund expenses, including financing costs and management and performance fees. Internal rate of return (“IRR”) is the imputed annual return over an investment period and, mathematically, is the rate of return at which the discounted cash flows equal the initial cash outlays. The IRR presented assumes liquidation of the Company at net asset value as of the balance sheet date.

(6)	Not annualized for periods of less than one year.

(7)	Annualized for periods of less than one year.

24

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Changes in Investments in Affiliates (Unaudited) (1)

Nine Months Ended September 30, 2012

Investment	Value, Beginning of Period	Acquisitions	Dispositions	Value, End of Period

Dialogic Corporation, Inc., Senior Secured Notes, 5% Cash + 5% PIK, due 3/31/15	$28,389,850	$1,617,460	—	$18,834,014
Dialogic, Inc., Common Stock	1,727,413	11,654,520	—	6,672,511
Dialogic, Inc., Warrants to Purchase Common Stock	—	—	—	1,617,812
EPMC HoldCo, LLC, Membership Units	10,269,610	—	—	7,606,170
Gores I SF Luxembourg, S.àr.1., Company Ordinary Shares	15,527,058	—	—	7,396,061
Gores I SF Luxembourg, S.àr.1., Tracking Preferred Equity Certificates	36,360,511	—	—	37,642,007
Integra Telecom, Inc., Common Stock	24,113,034	—	—	22,639,929
Integra Telecom, Inc., Warrants	—	—	—	—
Integra Telecom Holdings, Inc., 1st Lien Term Loan, LIBOR + 7.25%, 2% LIBOR Floor, due 4/15/15	2,653,271	7,465	(23,721)	3,087,800
International Wire Group Holdings, Inc., Common Stock	9,681,813	—	(9,556,991)	—
International Wire Group Holdings, Inc., Senior Notes, 11.5% Cash or 12.25% PIK, due 4/15/15	15,150,000	—	—	15,825,000
International Wire Group Holdings, Inc., Senior Notes, 8.5%, due 10/15/17	—	10,000,000	—	10,037,500
Online Resources Corporation, Common Stock	3,151,917	—	—	3,816,164
Online Resources Corporation, Series A-1 Convertible Preferred Stock	80,013,872	—	—	84,971,884
Radnor Holdings, Senior Secured Tranche C Floating Rate Notes, LIBOR + 7.25%, due 9/15/09	231,378	—	—	71,066
Reach Media Group Holdings, Inc., Warrants to Purchase Common Stock	—	—	—	—
Reach Media Group Holdings, Inc., Warrants to Purchase Series A Preferred Stock	—	—	—	—
Reach Media Group Holdings, Inc., Warrants to Purchase Series B Preferred Stock	—	—	—	—
Reach Media Group Holdings, Inc., Warrants to Purchase Series C Preferred Stock	—	—	—	—
Revere Holdings, Inc., Class A Common Shares	—	—	—	—
Revere Holdings, Inc., Class B Common Shares	—	—	—	—
Revere Holdings, Inc., Unsecured Subordinated Note, 5% PIK, due 6/30/14	30,381,201	18,029	—	24,811,314
Revere Industries, LLC, 1st Lien Rollover Term Loan, Prime + 5%, due 6/30/13	1,211,983	—	—	1,211,983
Revere Industries, LLC, 2nd Lien Letter of Credit, 3%, due 6/30/13	—	—	—	—
Revere Industries, LLC, 2nd Lien Term Loan, Prime + 2% PIK, due 6/30/13	8,528,296	2,424,391	—	12,117,512
Revere Leasing, LLC, Class A Units	24,732	—	(904)	23,716
Revere Leasing, LLC, Class B Units	1,908,792	—	(78,405)	1,830,410
RMG Networks, Inc., Senior Secured 1st Lien Term Loan, 14%, due 4/10/15	5,469,756	1,340,850	—	8,116,416
TR Acquisition Holdings, LLC, Subordinated Promissory Note, 10% PIK, due 10/1/13	9,210,158	1,948,319	—	15,875,777
United Air Lines, Inc., Aircraft Secured Mortgage (N659UA), 12%, due 3/28/16	7,026,323	—	(707,788)	6,187,276
United Air Lines, Inc., Aircraft Secured Mortgage (N661UA), 12%, due 5/4/16	7,274,891	—	(686,410)	6,479,011
United N659UA-767, LLC (N659UA) (Aircraft Trust Holding Company)	3,187,390	706,788	(709,041)	4,006,452
United N661UA-767, LLC (N661UA) (Aircraft Trust Holding Company)	3,090,296	686,410	(696,767)	3,991,469
WinCup, Inc., 2nd Lien Term Loan C-2, LIBOR + 14.5% PIK, due 4/1/13	17,954,987	3,990,716	—	21,945,702
WinCup, Inc., Common Stock	—	—	—	—
WinCup, Inc., Equipment Finance Loan, LIBOR + 14.5% PIK, due 4/23/13	—	750,716	—	750,717
Woodbine Holdings, LLC, Senior Secured Notes, 12%, due 5/15/16	11,755,208	—	—	14,340,500
Woodbine Intermediate Holdings, LLC, Membership Units	2,118,392	—	—	5,786,228

Note to Schedule of Changes in Investments in Affiliates:

(1) The issuers of the securities listed on this schedule are considered affiliates under the Investment Company Act of 1940 due to the ownership by the Company of 5% or more of the issuer's voting securities.

25

Special Value Opportunities Fund, LLC
(A Delaware Limited Liability Company)

Schedule of Restricted Securities of Unaffiliated Issuers (Unaudited)

September 30, 2012

Investment	Acquisition Date	Cost

Bally Total Fitness Holding Corporation, Common Stock	4/30/10	$37,898,809
Bally Total Fitness Holding Corporation, Warrants	4/30/10	—
GXS Holdings, Inc., Common Stock	3/28/08	1,615,439
GXS Holdings, Inc., Series A Preferred Stock	3/28/08	64,618
Hawkeye Renewables, LLC, Class C Units	6/18/10	2,693,398
La Paloma Generating Company, Residual Bank Debt Claim	2/2/05	2,535,279
LBI Media, Inc., Senior Secured Notes, 9.25%, due 4/15/19 (144A)	Various 2012	4,600,033
Mach Gen, LLC, Common Units	Various 2005	1,442,223
Marsico Holdings, LLC, Common Interest Units	9/10/2012	239,429
NEF Kamchia Co-Investment Fund, LP Interest	7/30/07	5,780,030
NEF Telecom Company BV, Mezzanine Term Loan,
EURIBOR + 4.5% Cash + 7.5% PIK, due 8/16/17	8/27/07	44,892,137
Precision Holdings, LLC, Class C Membership Interests	Various 2010	2,010
Shop Holding, LLC, Class A Units	6/2/11	392,194
Shop Holding, LLC, Warrants to Purchase Class A Units	6/2/11	—
STG-Fairway Holdings, LLC, Class A Units	12/30/10	1,541,768
TPG Hattrick Holdco, LLC, Common Units	4/21/06	4,868,079

26